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           NICHOLAS | APPLEGATE-Registered Trademark- MUTUAL FUNDS

                          SUPPLEMENT TO PROSPECTUSES

                   Portfolios A, B and C dated July 16, 1997
                    Advisory Portfolios dated July 21, 1997
              Global Institutional Portfolios dated July 22, 1997
               U.S. Institutional Portfolios dated July 22, 1997

                               FEBRUARY 3, 1998


PLEASE REVISE THE "PORTFOLIO TEAMS" SECTION AS FOLLOWS:


Add the Worldwide Growth Portfolio to Andrew B. Gallagher's list of responsibilities, and remove Worldwide Growth Portfolio from John Kane's list of responsibilities.

Add the Core Growth Portfolio to Catherine Somhegyi's list of responsibilities.

John C. Marshall Jr. is no longer actively involved in portfolio management for the Investment Adviser, and accordingly delete the reference to him.